Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lion Consulting, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Simon Peace, Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: August 17, 2015	/s/ Simon Peace
Simon Peace
Chief Financial Officer